UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2022

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40766	82-0497368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

369 Inverness Parkway, Suite 350, Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

(720) 340-4949

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LWLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Michael S. Lebby

On January 18, 2022, Lightwave Logic, Inc. (the “Company”) entered into an employee agreement amendment with Dr. Michael S. Lebby, the Company’s Chief Executive Officer. The employee agreement amendment (i) change’s Dr. Lebby’s base salary to $400,000 per year; and (ii) sets Dr. Lebby’s annual bonus target amount at $200,000.

Dr. Lebby was also granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022. The options expire on January 17, 2032.

The description of Dr. Lebby’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.1, which is incorporated by reference herein.

James S. Marcelli

On January 18, 2022, the Company entered into entered into an employee agreement amendment with James S. Marcelli, the Company’s President and Chief Operating Officer. The employee agreement amendment (i) change’s Mr. Marcelli’s base salary to $350,000 per year; and (ii) sets Mr. Marcelli’s annual bonus target amount at $140,000.

Mr. Marcelli was also granted an option to purchase up to 80,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022. The options expire on January 17, 2032.

The description of Mr. Marcelli’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.2, which is incorporated by reference herein.

Indemnification Agreement

On January 18, 2022, the Company’s Board of Directors adopted a new form of indemnification agreement (“Indemnification Agreement”) for its directors and officers. Both Dr. Lebby and Mr. Marcelli executed and became parties to the Indemnification Agreement. The Indemnification Agreement provides that the Company will reimburse a director or officer for losses incurred in legal proceedings related to his service as Company director or officer and to advance funds to the director or officer to pay expenses as they are incurred. The description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the Indemnification Agreement attached hereto as Exhibit 10.3, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employee Agreement Amendment – Dr. Michael S. Lebby

10.2	Employee Agreement Amendment – James S. Marcelli

10.3	Form of Indemnification Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: January 21, 2022